Fidelity®

Convertible Securities

Fund

Annual Report

November 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Convertible Securities	-8.97%	57.31%	195.03%
ML All U.S. Convertible Securities	-5.95%	21.61%	138.19%
Convertible Securities Funds Average	-5.91%	21.18%	130.12%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch All U.S. Convertible Securities Index - a market capitalization-weighted index of domestic corporate convertible securities. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Convertible Securities	-8.97%	9.48%	11.43%
ML All U.S. Convertible Securities	-5.95%	3.99%	9.07%
Convertible Securities Funds Average	-5.91%	3.63%	8.44%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Convertible Securities Fund on November 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch All U.S. Convertible Securities Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

U.S. equity markets enjoyed an eight-week winning streak to close the 12-month period ending November 30, 2002. Ironically, the one-year period ended just as it began - with two relatively strong months assisted by an easing of interest rates by the Federal Reserve Board. The eight months in between, however, were a nightmare. A plethora of corporate accounting scandals, concerns about the possibility of a double-dip recession, and rampant fears of further terrorist attacks and a new war with Iraq ravaged a market that was still contending with the "irrational exuberance" of the late 1990s. By early October 2002, most major equity benchmarks found themselves at five- to six-year lows. Somehow, throughout all of this, American consumers remained stalwart, and their spending helped alleviate some of the burden on the U.S. economy. As signs of economic growth began to appear in the fall, along with the 12th straight cut in interest rates by the Fed, the stock market ended the period with promising upward momentum. For the year overall, however, the large-cap oriented Standard & Poor's 500SM Index dropped 16.51%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 23.12%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 7.82%.

(Portfolio Manager photograph)
An interview with Victor Thay, Portfolio Manager of Fidelity Convertible Securities Fund

Q. How did the fund perform, Victor?

A. I wish I had better results to report. For the one-year period ending November 30, 2002, the fund fell 8.97%, while the Lipper Inc. convertible securities funds average dropped 5.91% and the Merrill Lynch All U.S. Convertible Securities Index lost 5.95%.

Q. What factors drove returns?

A. While the fund beat its benchmarks during the first half of the period, weak security selection cost it during the second half. Larry Rakers - the fund's previous manager, whom I replaced in February - gained us an advantage early on by becoming more aggressive in the wake of last September's terrorist attacks. He focused mainly on equity-sensitive convertible issues - as well as some pure equities - within the technology, industrials and consumer discretionary sectors that bounced back strongly through the first quarter of 2002 in anticipation of an improving economy. Not long after taking the reins from Larry, though, I became concerned about the pace of the economic recovery and opted to reduce the fund's cyclical exposure, while adding more defensive securities with attractive yields and solid credit quality. Specifically, I lowered our weighting in consumer discretionary by taking profits in such gaming and leisure holdings as Harrah's and Six Flags, as well as semiconductor-related names such as United Microelectronics. Unfortunately, I didn't cut deep enough, particularly among some of the distressed tech issuers that reversed course as economic and market conditions eroded during the summer.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why was security selection such a major drag?

A. I did a poor job of avoiding some of the period's biggest blowups, and that really hurt performance. In addition to owning troubled tech and transportation issues, such as Redback Networks, Electronic Data Systems and Continental Airlines, we had a few securities that collapsed due to corporate scandals - most notably cable TV operator Adelphia Communications, biotechnology firm ImClone Systems and software provider Peregrine Systems.

Q. How did the fund do when the market rallied late in the period?

A. Relative to the index, we actually lost ground on the way up. Becoming too defensive toward the bottom of the market was the key reason. The fund simply wasn't aggressive enough in October and November when the market rallied and corporate bond yield spreads rebounded from record-wide levels despite mixed economic data and little improvement in issuer fundamentals. I increased the overall equity sensitivity of the fund by adding back some cyclicals late in the third quarter when they seemed oversold and investors were overly bearish. That move helped narrow the performance gap versus our peers, but the fund didn't fully participate in the rally because the level of spread tightening, particularly among the beaten-down, lower-quality issues - which I didn't own - was overwhelming.

Q. What else influenced performance?

A. Amazon.com was the top contributor, as the online retailing giant restored sales growth in its core businesses amid continued strong consumer spending. Raising the fund's stake in energy services firms, such as EVI - a subsidiary of Weatherford - also paid off, thanks to higher oil and natural gas prices and improved drilling trends in the U.S. On the down side, Irish drugmaker Elan was hurt by mounting concerns about the company's accounting, while Reliant Energy - now known as Centerpoint Energy - suffered from the downturn in wholesale power prices. Some securities I've mentioned in this report were not held at period end.

Q. What's your outlook?

A. I remain cautious because I still think the economy is bouncing along the bottom. The Federal Reserve Board lowered interest rates again to support the market and fight recession, but there's not much room left to cut. Also, while corporate yield spreads have tightened quite a bit recently, fundamentals really haven't changed that much in many industries. Historically, spread tightening has often been the precursor to a rising market, as firms benefit from a lower cost of capital. The problem is, spreads remain wide, which keeps borrowing costs higher and could limit the market's upside until the economy firms, employment picks up and company earnings improve.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high total return through a combination of current income and capital appreciation

Fund number: 308

Trading symbol: FCVSX

Start date: January 5, 1987

Size: as of November 30, 2002, more than $1.4 billion

Manager: Victor Thay, since 2002; manager, Fidelity Select Multimedia Portfolio, 2001-
2002; Fidelity Select Home Finance Portfolio, 1999-2000; Fidelity Select Natural Gas Portfolio, 1997-1999; joined Fidelity in 1995

3

Victor Thay on his near-term investment approach:

"Avoiding the blowups will be critical to my success going forward. I'll also need to better manage our aggressiveness, something that really hurt the fund during both the downturn and the recent rally. I'm looking to become more active in finding opportunities should we get a pullback in some of the more aggressive names. I'll rely on Fidelity's enormous equity and fixed-income research capabilities to help me find good deals and participate in companies we feel will be survivors. In technology, for instance, I'm searching for firms that won't go bankrupt and that have good product cycle stories and a cost structure that allows them to generate enough cash to ride out the current environment.

"I think the economy is showing signs of slow improvement, but for me to get really positive on capital spending, I need to see stronger earnings and also better balance sheets. Traditional cyclicals are a good way to play the recovery because many materials and industrials firms have reduced their production capacity, whereas tech still has excess capacity to overcome. Also, I've been maintaining an emphasis on health care, which I feel can do well due to growing demand in the U.S. from an aging baby boomer population, even if the economy gets worse from here."

Annual Report

Investment Changes

Top Ten Investments as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
EVI, Inc. $2.50	3.4	2.9
Tyco International Ltd. liquid yield option note 0% 11/17/20	2.6	2.0
Suiza Capital Trust II $2.75	2.2	1.6
First Data Corp. 2% 3/1/08	2.2	0.5
ALZA Corp. 0% 7/28/20	1.8	1.2
Northrop Grumman Corp. $7.25	1.7	1.5
Navistar Financial Corp. 4.75% 4/1/09	1.7	1.5
Roche Holdings, Inc. 0% 7/25/21	1.4	1.1
Resmed, Inc. 4% 6/20/06	1.3	0.1
Radio One, Inc. $65.00	1.3	1.3
	19.6
Top Five Market Sectors as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.9	16.7
Financials	16.3	14.8
Information Technology	15.9	19.6
Consumer Discretionary	12.7	15.5
Industrials	12.5	13.1
Asset Allocation (% of fund's net assets)
As of November 30, 2002 *		As of May 31, 2002 **
	Convertible Securities 82.8%		Convertible Securities 83.8%
	Stocks 15.5%		Stocks 14.5%
Nonconvertible Bonds 0.7%
	Short-Term Investments and Net Other Assets 1.0%		Short-Term Investments and Net Other Assets 1.7%
* Foreign investments	7.5%	** Foreign investments	6.8%

Annual Report

Investments November 30, 2002

Showing Percentage of Net Assets

Corporate Bonds - 53.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 52.6%
CONSUMER DISCRETIONARY - 7.1%
Hotels, Restaurants & Leisure - 0.5%
Carnival Corp. 0% 10/24/21	$ 11,860	$ 7,116
Household Durables - 0.4%
Lennar Corp. 0% 4/4/21	12,100	5,523
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. 4.75% 2/1/09	18,950	14,426
Media - 4.8%
Adelphia Communications Corp. 3.25% 5/1/21 (c)	20,000	1,000
Charter Communications, Inc.:
4.75% 6/1/06	11,700	3,042
5.75% 10/15/05	3,900	1,258
Comcast Holdings, Inc. 0% 12/19/20	12,800	10,208
EchoStar Communications Corp.:
4.875% 1/1/07 (f)	9,000	7,470
4.875% 1/1/07	5,110	4,241
5.75% 5/15/08 (f)	11,800	10,075
5.75% 5/15/08	2,720	2,322
Getty Images, Inc. 5% 3/15/07	1,000	913
Lamar Advertising Co. 5.25% 9/15/06	10,235	10,310
Liberty Media Corp.:
3.25% 3/15/31	12,400	12,988
(Viacom, Inc. Class B (non-vtg.)) 3.25% 3/15/31 (f)	1,600	1,676
Times Mirror Co. liquid yield option note 0% 4/15/17	4,800	3,255
		68,758
Specialty Retail - 0.4%
Gap, Inc. 5.75% 3/15/09 (f)	4,540	5,775
TOTAL CONSUMER DISCRETIONARY		101,598
CONSUMER STAPLES - 0.3%
Food & Drug Retailing - 0.3%
Duane Reade, Inc. 2.1478% 4/16/22 (e)	2,800	1,378
Performance Food Group Co. 5.5% 10/16/08	2,000	2,638
		4,016
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
ENERGY - 1.1%
Energy Equipment & Services - 0.9%
Pride International, Inc.:
0% 4/24/18	$ 16,000	$ 7,684
0% 1/16/21	9,000	5,722
		13,406
Oil & Gas - 0.2%
Evergreen Resources, Inc. 4.75% 12/15/21 (f)	2,000	2,272
TOTAL ENERGY		15,678
FINANCIALS - 6.1%
Diversified Financials - 5.0%
Bunge Ltd. Finance Corp. 3.75% 11/15/22 (f)	6,000	6,138
E*TRADE Group, Inc. 6% 2/1/07	4,300	3,096
IOS Capital LLC 5% 5/1/07 (f)	8,100	7,225
Merrill Lynch & Co., Inc. 0% 3/13/32	7,430	7,356
Navistar Financial Corp.:
4.75% 4/1/09 (f)	27,122	23,957
4.75% 4/1/09	17,200	15,193
Teva Pharmaceutical Finance BV 0.375% 11/15/22 (f)	7,000	7,473
		70,438
Insurance - 0.5%
Aon Corp. 3.5% 11/15/12 (f)	2,000	2,173
Ohio Casualty Corp.:
5% 3/19/22 (f)	1,880	1,744
5% 3/19/22	4,000	3,710
		7,627
Real Estate - 0.6%
EOP Operating LP 7.25% 11/15/08 (f)	8,000	8,321
TOTAL FINANCIALS		86,386
HEALTH CARE - 14.9%
Biotechnology - 4.2%
Aviron 5.25% 2/1/08	7,115	6,875
Cephalon, Inc. 2.5% 12/15/06	14,900	14,481
Charles River Laboratories, Inc. 3.5% 2/1/22 (f)	4,000	4,790
COR Therapeutics, Inc. 4.5% 6/15/06	2,500	2,713
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
HEALTH CARE - continued
Biotechnology - continued
Genzyme Corp. 3% 5/15/21	$ 7,900	$ 7,342
Gilead Sciences, Inc. 5% 12/15/07	4,700	8,096
IDEC Pharmaceuticals Corp. liquid yield option note 0% 2/16/19	1,840	2,490
Invitrogen Corp.:
2.25% 12/15/06 (f)	5,000	3,997
5.5% 3/1/07	7,000	6,318
Millennium Pharmaceuticals, Inc. 5.5% 1/15/07	3,000	2,421
		59,523
Health Care Equipment & Supplies - 3.4%
Baxter International, Inc. 1.25% 6/1/21	13,880	13,759
Medtronic, Inc. 1.25% 9/15/21	15,390	16,133
Resmed, Inc. 4% 6/20/06	19,930	18,890
		48,782
Health Care Providers & Services - 0.9%
Community Health Systems, Inc. 4.25% 10/15/08	3,060	3,001
Health Management Associates, Inc. 0.25% 8/16/20	3,220	2,137
PacifiCare Health Systems, Inc. 3% 10/15/32 (f)	4,000	3,780
Sunrise Assisted Living, Inc.:
5.25% 2/1/09 (f)	3,040	3,076
5.25% 2/1/09	700	708
		12,702
Pharmaceuticals - 6.4%
Allergan, Inc. 0% 11/6/22 (f)	10,000	8,557
Alpharma, Inc.:
3% 6/1/06	8,177	7,140
5.75% 4/1/05	1,765	1,465
ALZA Corp. 0% 7/28/20	32,140	26,234
Isis Pharmaceuticals, Inc. 5.5% 5/1/09 (f)	1,500	1,236
IVAX Corp. 5.5% 5/15/07	16,300	14,894
King Pharmaceuticals, Inc.:
2.75% 11/15/21 (f)	2,000	1,789
2.75% 11/15/21 (g)	4,210	3,765
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
HEALTH CARE - continued
Pharmaceuticals - continued
Roche Holdings, Inc. 0% 7/25/21 (f)	$ 37,380	$ 20,234
Sepracor, Inc. 5.75% 11/15/06	9,300	5,766
		91,080
TOTAL HEALTH CARE		212,087
INDUSTRIALS - 8.0%
Aerospace & Defense - 0.6%
EDO Corp. 5.25% 4/15/07 (f)	8,000	8,273
Commercial Services & Supplies - 3.7%
Cendant Corp. 0% 2/13/21 (f)	16,200	10,307
First Data Corp. 2% 3/1/08	27,420	31,019
Labor Ready, Inc. 6.25% 6/15/07 (f)	7,500	9,150
Waste Connections, Inc. 2.2069% 5/1/22 (f)(g)	2,000	2,038
		52,514
Industrial Conglomerates - 3.7%
Tyco International Group SA 0% 2/12/21	21,250	15,938
Tyco International Ltd. liquid yield option note 0% 11/17/20	51,450	36,658
		52,596
TOTAL INDUSTRIALS		113,383
INFORMATION TECHNOLOGY - 12.3%
Communications Equipment - 2.8%
Adaptec, Inc. 4.75% 2/1/04	11,340	10,886
Avaya, Inc. 0% 10/31/21	12,700	4,731
Brocade Communications Systems, Inc. 2% 1/1/07	8,200	5,894
CIENA Corp. 3.75% 2/1/08	270	173
Comverse Technology, Inc.:
1.5% 12/1/05 (f)	4,900	4,065
1.5% 12/1/05	1,500	1,245
Corning, Inc. 0% 11/8/15	17,500	9,931
Finisar Corp. 5.25% 10/15/08 (f)	1,150	589
Harris Corp. 3.5% 8/15/22 (f)	2,000	1,992
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Juniper Networks, Inc. 4.75% 3/15/07	$ 920	$ 704
ONI Systems Corp. 5% 10/15/05	190	153
		40,363
Electronic Equipment & Instruments - 1.9%
Agilent Technologies, Inc. 3% 12/1/21	10,020	9,901
Benchmark Electronics, Inc. 6% 8/15/06	2,300	2,359
Solectron Corp. liquid yield option note 0% 11/20/20	30,040	14,569
		26,829
Internet Software & Services - 0.9%
America Online, Inc. 0% 12/6/19	19,700	10,934
DoubleClick, Inc. 4.75% 3/15/06	2,890	2,457
		13,391
IT Consulting & Services - 0.8%
Acxiom Corp. 3.75% 2/15/09 (f)	5,000	5,575
CNET, Inc. 5% 3/1/06	8,595	5,673
		11,248
Office Electronics - 0.5%
Xerox Corp. 0.57% 4/21/18	11,300	7,020
Semiconductor Equipment & Products - 5.1%
Advanced Energy Industries, Inc. 5% 9/1/06 (f)	1,800	1,684
Agere Systems, Inc. 6.5% 12/15/09	4,193	3,120
ASML Holding NV:
4.25% 11/30/04 (f)	650	571
5.75% 10/15/06 (f)	1,000	968
ATMI, Inc. 5.25% 11/15/06 (f)	2,525	3,364
Burr-Brown Corp. 4.25% 2/15/07	2,100	2,118
Conexant Systems, Inc. 4% 2/1/07	18,500	8,858
Cymer, Inc. 3.5% 2/15/09	6,200	6,510
Cypress Semiconductor Corp. 4% 2/1/05	3,000	2,419
Fairchild Semiconductor Corp. 5% 11/1/08 (f)	4,500	4,337
General Semiconductor, Inc. 5.75% 12/15/06	5,000	4,806
LSI Logic Corp.:
4% 2/15/05	3,600	3,209
4% 11/1/06	8,800	7,370
NVIDIA Corp. 4.75% 10/15/07	16,610	14,534
Semtech Corp. 4.5% 2/1/07	6,000	5,265
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Transwitch Corp. 4.5% 9/12/05	$ 4,000	$ 2,215
Vitesse Semiconductor Corp. 4% 3/15/05	520	411
		71,759
Software - 0.3%
Mentor Graphics Corp. 6.875% 6/15/07 (f)	2,940	2,746
VERITAS Software Corp./VERITAS Operating Corp. 1.856% 8/13/06	1,500	1,320
		4,066
TOTAL INFORMATION TECHNOLOGY		174,676
MATERIALS - 1.7%
Metals & Mining - 1.7%
Agnico-Eagle Mines Ltd. yankee 4.5% 2/15/12	14,400	14,653
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 1/31/06 (f)	6,310	8,515
8.25% 1/31/06	1,200	1,619
		24,787
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.4%
CenturyTel, Inc. 4.75% 8/1/32 (f)	5,000	5,831
Wireless Telecommunication Services - 0.7%
American Tower Corp. 2.25% 10/15/09	6,450	4,709
Nextel Communications, Inc. 4.75% 7/1/07	6,150	5,304
		10,013
TOTAL TELECOMMUNICATION SERVICES		15,844
TOTAL CONVERTIBLE BONDS		748,455
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	$ 1,140	$ 576
10% 4/1/09	7,035	3,553
		4,129
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Level 3 Communications, Inc. 0% 3/15/10 (d)	15,000	4,425
UTILITIES - 0.1%
Multi-Utilities & Unregulated Power - 0.1%
Williams Companies, Inc. 8.125% 3/15/12 (f)	1,900	1,292
TOTAL NONCONVERTIBLE BONDS		9,846
TOTAL CORPORATE BONDS (Cost $771,391)		758,301
Common Stocks - 15.5%
	Shares
CONSUMER DISCRETIONARY - 1.8%
Internet & Catalog Retail - 0.3%
Coldwater Creek, Inc. (a)	82,200	1,312
USA Interactive (a)	100,000	2,780
		4,092
Leisure Equipment & Products - 0.1%
Mega Bloks, Inc.	129,000	1,732
Mega Bloks, Inc. (a)(f)	21,800	293
		2,025
Media - 0.9%
Comcast Corp. Class A (special) (a)	60,000	1,368
Cox Communications, Inc. Class A (a)	50,000	1,514
EchoStar Communications Corp. Class A (a)	40,095	818
Liberty Media Corp.:
rights 12/2/02 (a)	19,764	91
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Media Corp.: - continued
Class A (a)	494,100	$ 5,218
Univision Communications, Inc. Class A (a)	120,000	3,857
		12,866
Specialty Retail - 0.3%
Christopher & Banks Corp. (a)	46,900	1,278
PETsMART, Inc. (a)	92,700	1,710
Too, Inc. (a)	50,000	1,468
		4,456
Textiles Apparel & Luxury Goods - 0.2%
Coach, Inc. (a)	78,000	2,654
TOTAL CONSUMER DISCRETIONARY		26,093
CONSUMER STAPLES - 1.1%
Food Products - 0.1%
Central Garden & Pet Co. Class A (a)	71,100	1,359
Household Products - 0.2%
Colgate-Palmolive Co.	50,000	2,570
Personal Products - 0.2%
Gillette Co.	120,100	3,641
Tobacco - 0.6%
Philip Morris Companies, Inc.	220,400	8,313
TOTAL CONSUMER STAPLES		15,883
ENERGY - 1.7%
Energy Equipment & Services - 1.3%
AKITA Drilling Ltd. Class A (non-vtg.)	75,000	868
Global Industries Ltd. (a)	289,700	1,278
Maverick Tube Corp. (a)	200,000	2,566
National-Oilwell, Inc. (a)	320,900	6,980
Newpark Resources, Inc. (a)	242,000	1,128
Precision Drilling Corp. (a)	100,000	3,484
Trican Well Service Ltd. (a)	150,000	1,712
W-H Energy Services, Inc. (a)	52,200	777
		18,793
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - 0.4%
Suncor Energy, Inc.	200,000	$ 2,995
Teekay Shipping Corp.	79,200	2,957
		5,952
TOTAL ENERGY		24,745
FINANCIALS - 1.3%
Banks - 0.2%
Bank One Corp.	72,500	2,863
Diversified Financials - 0.3%
Farmer Mac Class C (non-vtg.) (a)	100,000	3,150
Insurance - 0.6%
Allstate Corp.	100,000	3,903
American International Group, Inc.	73,600	4,795
		8,698
Real Estate - 0.2%
Duke Realty Corp.	59,400	1,485
Equity Residential Properties Trust (SBI)	56,400	1,473
		2,958
TOTAL FINANCIALS		17,669
HEALTH CARE - 2.7%
Biotechnology - 0.6%
Affymetrix, Inc. (a)	73,900	2,003
Alkermes, Inc. (a)	72,000	642
Amgen, Inc. (a)	125,000	5,900
		8,545
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	135,000	4,319
Boston Scientific Corp. (a)	100,000	4,200
Mentor Corp.	75,000	3,244
St. Jude Medical, Inc. (a)	76,200	2,653
		14,416
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - 1.1%
Barr Laboratories, Inc. (a)	40,000	$ 2,641
Merck & Co., Inc.	221,200	13,141
		15,782
TOTAL HEALTH CARE		38,743
INDUSTRIALS - 1.4%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.	68,700	3,586
Commercial Services & Supplies - 0.2%
Paychex, Inc.	109,900	3,209
Electrical Equipment - 0.1%
American Power Conversion Corp. (a)	100,000	1,610
Aura Systems, Inc. warrants 5/31/05 (a)	1	0
		1,610
Machinery - 0.7%
AGCO Corp. (a)	147,000	3,549
Ingersoll-Rand Co. Ltd. Class A	50,000	2,310
Terex Corp. (a)	313,000	3,869
		9,728
Road & Rail - 0.1%
Kansas City Southern (a)	75,000	956
Mullen Transportation, Inc.	50,000	911
		1,867
TOTAL INDUSTRIALS		20,000
INFORMATION TECHNOLOGY - 3.5%
Communications Equipment - 0.5%
Finisar Corp. (a)	1,770,300	2,691
Motorola, Inc.	300,000	3,414
Netscreen Technologies, Inc.	84,100	1,451
		7,556
Computers & Peripherals - 0.1%
SanDisk Corp. (a)	52,700	1,462
Electronic Equipment & Instruments - 0.2%
Avnet, Inc.	166,800	2,360
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.6%
j2 Global Communications, Inc. (a)	75,000	$ 1,662
Raindance Communications, Inc. (a)	500,000	1,504
Yahoo!, Inc. (a)	267,300	4,884
		8,050
Office Electronics - 0.3%
Xerox Corp. (a)	545,600	4,758
Semiconductor Equipment & Products - 1.5%
Analog Devices, Inc. (a)	50,030	1,535
Broadcom Corp. Class A (a)	300,000	5,865
Cypress Semiconductor Corp. (a)	107,400	928
Micrel, Inc. (a)	200,000	2,274
RF Micro Devices, Inc. (a)	672,500	8,198
Skyworks Solutions, Inc. (a)	75,000	904
Texas Instruments, Inc.	55,100	1,108
		20,812
Software - 0.3%
BEA Systems, Inc. (a)	70,553	779
Documentum, Inc. (a)	132,000	2,458
Rational Software Corp. (a)	100,000	925
		4,162
TOTAL INFORMATION TECHNOLOGY		49,160
MATERIALS - 0.6%
Chemicals - 0.1%
Ferro Corp.	61,200	1,457
Metals & Mining - 0.5%
Alcan, Inc.	50,000	1,592
Inco Ltd. (a)	96,000	2,081
Teck Cominco Ltd. Class B (sub. vtg.)	486,400	3,467
		7,140
TOTAL MATERIALS		8,597
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.3%
BellSouth Corp.	130,500	3,628
Qwest Communications International, Inc. (a)	500,000	2,420
SBC Communications, Inc.	132,500	3,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
TeraBeam Networks (h)	5,200	$ 1
Verizon Communications, Inc.	215,000	9,004
		18,829
Wireless Telecommunication Services - 0.1%
American Tower Corp. Class A (a)	75,000	297
Crown Castle International Corp. (a)	333,869	1,322
		1,619
TOTAL TELECOMMUNICATION SERVICES		20,448
TOTAL COMMON STOCKS (Cost $206,417)		221,338
Convertible Preferred Stocks - 30.2%

CONSUMER DISCRETIONARY - 3.5%
Hotels, Restaurants & Leisure - 0.2%
Six Flags, Inc. $1.8125 PIERS	108,000	1,890
Media - 3.3%
Comcast Holdings, Inc. $1.43 ZONES	168,000	3,669
Radio One, Inc.:
$65.00 (f)	13,600	14,874
$65.00	16,945	18,533
Tribune Co. (America Online, Inc.) $3.14 PHONES	138,600	10,092
		47,168
TOTAL CONSUMER DISCRETIONARY		49,058
ENERGY - 5.2%
Energy Equipment & Services - 3.4%
EVI, Inc. $2.50	955,600	48,958
Oil & Gas - 1.8%
Chesapeake Energy Corp. $3.375 (f)	333,600	18,327
VEC Trust 1 $1.9375 PEPS	270,500	6,925
		25,252
TOTAL ENERGY		74,210
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 8.9%
Diversified Financials - 4.4%
AES Trust III $3.375	108,700	$ 1,003
AES Trust VII:
$3.00 (f)	126,215	986
$3.00	25,900	202
DECS Trust IX (LaBranche & Co., Inc.) $2.13	145,800	4,511
Equity Securities Trust I (Cablevision Systems Corp. - NY Group Class A) $2.34	163,600	3,303
Household International, Inc. $2.22 ACES	110,000	2,938
Newell Financial Trust I $2.625 QUIPS	117,300	5,382
Suiza Capital Trust II $2.75	593,500	31,456
Union Pacific Capital Trust $3.125	267,000	13,567
		63,348
Insurance - 4.3%
ACE Ltd. $4.125 PRIDES	232,900	15,735
Hartford Financial Services Group, Inc. $3.00	159,500	8,273
MetLife Capital Trust I $4.00	172,150	14,116
Platinum Underwriters Holdings Ltd. $1.75	110,000	3,113
Prudential Financial, Inc. $3.375	89,550	4,673
St. Paul Companies, Inc. $4.50	80,000	5,678
The Chubb Corp. $1.75	172,000	4,383
Travelers Property Casualty Corp. $1.125	200,000	4,739
		60,710
Real Estate - 0.2%
Equity Office Properties Trust Series B, $2.625	30,300	1,321
Simon Property Group, Inc. $6.50	18,000	1,659
		2,980
TOTAL FINANCIALS		127,038
HEALTH CARE - 1.3%
Health Care Providers & Services - 1.3%
Anthem, Inc. $3.00	111,000	8,242
McKesson Financing Trust $2.50	225,900	10,461
		18,703
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 3.1%
Aerospace & Defense - 2.5%
Northrop Grumman Corp. $7.25	225,900	$ 24,250
Raytheon Co. $4.13	226,700	11,647
		35,897
Commercial Services & Supplies - 0.4%
Cendant Corp. $3.875	172,500	6,156
Road & Rail - 0.2%
CNF Trust I $2.50 TECONS	42,500	1,972
TOTAL INDUSTRIALS		44,025
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Motorola, Inc. $3.50	52,900	1,999
MATERIALS - 1.3%
Containers & Packaging - 0.7%
Owens-Illinois, Inc. $2.375	395,800	10,093
Metals & Mining - 0.2%
Phelps Dodge Corp. Series A $6.75 MEDS	40,000	3,458
Paper & Forest Products - 0.4%
Boise Cascade Corp. $3.75	41,000	1,857
International Paper Capital Trust $2.625	75,000	3,623
		5,480
TOTAL MATERIALS		19,031
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.1%
ALLTEL Corp. $3.875 PRIDES	86,900	4,693
CenturyTel, Inc. $1.7187 ACES	175,000	4,558
Citizens Communications Co. $1.69	327,000	6,769
		16,020
Wireless Telecommunication Services - 1.2%
Crown Castle International Corp. $3.125 PIERS	547,000	9,299
Nextel Communications, Inc. $0.00 (a)	23,300	7,073
		16,372
TOTAL TELECOMMUNICATION SERVICES		32,392
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 4.5%
Electric Utilities - 2.5%
Ameren Corp. $2.438 ACES	120,000	$ 3,154
Centerpoint Energy, Inc. $1.165 ZENS	540,800	13,831
Cinergy Corp. $4.75 PRIDES	79,600	4,264
Dominion Resources, Inc. $4.375	124,300	5,629
FPL Group, Inc. $4.00	155,500	8,135
		35,013
Gas Utilities - 1.0%
KeySpan Corp. $4.375 MEDS	146,100	7,267
NiSource, Inc. $3.875 PIES	58,100	2,164
Sempra Energy $2.125	212,800	4,956
		14,387
Multi-Utilities & Unregulated Power - 1.0%
Citizens Utilities Trust $2.50 EPPICS	311,800	13,875
TOTAL UTILITIES		63,275
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $434,362)		429,731
Money Market Funds - 1.2%

Fidelity Cash Central Fund, 1.47% (b)	13,944,529	13,945
Fidelity Securities Lending Cash Central Fund, 1.45% (b)	2,939,100	2,939
TOTAL MONEY MARKET FUNDS (Cost $16,884)		16,884
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,429,054)		1,426,254
NET OTHER ASSETS - (0.2)%		(3,182)
NET ASSETS - 100%		$ 1,423,072
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
EPPICS	-	Equity Providing Income Convertible Securities
MEDS	-	Mandatorily Exchangeable Debt Securities
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PHONES	-	Participating Hybrid Option Note Exchangeable Security
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
QUIPS	-	Quarterly Income Preferred Securities
TECONS	-	Term Convertible Shares
ZENS	-	Zero Exchangeable Sub Notes
ZONES	-	Zero Premium Option Exchangeable Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $237,535,000 or 16.7% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 20
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
AAA, AA, A	7.9%
BBB	9.3%
BB	10.4%
B	10.8%
CCC, CC, C	5.9%
Not Rated	9.0%
Equities	45.7%
Short-Term and Net Other Assets	1.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $2,154,903,000 and $2,231,011,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $74,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,000 or 0.0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $4,646,000. The weighted average interest rate was 1.88%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2002, the fund had a capital loss carryforward of approximately $369,106,000 of which $152,480,000 and $216,626,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2002

Assets
Investment in securities, at value (including securities loaned of $2,761) (cost $1,429,054) - See accompanying schedule		$ 1,426,254
Cash		954
Receivable for fund shares sold		861
Dividends receivable		404
Interest receivable		6,326
Other receivables		12
Total assets		1,434,811

Liabilities
Payable for investments purchased	$ 6,663
Payable for fund shares redeemed	1,179
Accrued management fee	778
Other payables and accrued expenses	180
Collateral on securities loaned, at value	2,939
Total liabilities		11,739

Net Assets		$ 1,423,072
Net Assets consist of:
Paid in capital		$ 1,781,319
Undistributed net investment income		22,660
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(378,107)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,800)
Net Assets, for 84,293 shares outstanding		$ 1,423,072
Net Asset Value, offering price and redemption price per share ($1,423,072 ÷ 84,293 shares)		$ 16.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2002

Investment Income
Dividends		$ 32,292
Interest		57,387
Security lending		111
Total income		89,790

Expenses
Management fee Basic fee	$ 7,726
Performance adjustment	2,526
Transfer agent fees	3,171
Accounting and security lending fees	362
Non-interested trustees' compensation	7
Custodian fees and expenses	41
Registration fees	63
Audit	76
Legal	11
Interest	3
Miscellaneous	118
Total expenses before reductions	14,104
Expense reductions	(512)	13,592
Net investment income (loss)		76,198
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(214,492)
Foreign currency transactions	20
Total net realized gain (loss)		(214,472)
Change in net unrealized appreciation (depreciation) on: Investment securities	(23,487)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(23,483)
Net gain (loss)		(237,955)
Net increase (decrease) in net assets resulting from operations		$ (161,757)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 76,198	$ 62,691
Net realized gain (loss)	(214,472)	(107,171)
Change in net unrealized appreciation (depreciation)	(23,483)	66,702
Net increase (decrease) in net assets resulting from operations	(161,757)	22,222
Distributions to shareholders from net investment income	(85,392)	(63,263)
Distributions to shareholders from net realized gain	-	(331,693)
Total distributions	(85,392)	(394,956)
Share transactions Net proceeds from sales of shares	351,508	522,052
Reinvestment of distributions	77,521	362,964
Cost of shares redeemed	(492,829)	(621,706)
Net increase (decrease) in net assets resulting from share transactions	(63,800)	263,310
Total increase (decrease) in net assets	(310,949)	(109,424)

Net Assets
Beginning of period	1,734,021	1,843,445
End of period (including undistributed net investment income of $22,660 and undistributed net investment income of $31,791, respectively)	$ 1,423,072	$ 1,734,021
Other Information Shares
Sold	18,929	25,516
Issued in reinvestment of distributions	4,132	17,637
Redeemed	(27,692)	(30,914)
Net increase (decrease)	(4,631)	12,239

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 19.50	$ 24.04	$ 22.43	$ 18.61	$ 19.57
Income from Investment Operations
Net investment income (loss) B	.85 D	.69	.77	.57	.60
Net realized and unrealized gain (loss)	(2.52) D	(.17)	3.18	5.01	.86
Total from investment operations	(1.67)	.52	3.95	5.58	1.46
Distributions from net investment income	(.95)	(.72)	(.64)	(.62)	(.58)
Distributions from net realized gain	-	(4.34)	(1.70)	(1.14)	(1.84)
Total distributions	(.95)	(5.06)	(2.34)	(1.76)	(2.42)
Net asset value, end of period	$ 16.88	$ 19.50	$ 24.04	$ 22.43	$ 18.61
Total Return A	(8.97)%	1.56%	18.07%	32.36%	8.88%
Ratios to Average Net Assets C
Expenses before expense reductions	.88%	.81%	.78%	.85%	.79%
Expenses net of voluntary waivers, if any	.88%	.81%	.78%	.85%	.79%
Expenses net of all reductions	.85%	.76%	.77%	.82%	.77%
Net investment income (loss)	4.76% D	3.40%	2.96%	2.85%	3.21%
Supplemental Data
Net assets, end of period (in millions)	$ 1,423	$ 1,734	$ 1,843	$ 1,214	$ 987
Portfolio turnover rate	138%	282%	262%	246%	223%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide For Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.23 and decrease net realized and unrealized gain (loss) per share by $.23. Without this change the ratio of net investment income (loss) to average net assets would have been 3.49%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Convertible Securities Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, contingent interest, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 115,503	|
Unrealized depreciation	(120,456)
Net unrealized appreciation (depreciation)	(4,953)
Undistributed ordinary income	20,329
Capital loss carryforward	(369,106)
Total Distributable earnings	$ (353,730)
Cost for federal income tax purposes	$ 1,431,207

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 85,392	|

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $14,327 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $20,287; decrease net unrealized appreciation/depreciation by $7,992 and decrease net realized gain (loss) by $12,295. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $622 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $502 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $7 and $3, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Convertible Securities Fund (a fund of Fidelity Financial Trust) at November 30, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Convertible Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 7, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Convertible Securities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Convertible Securities. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Name, Age; Principal Occupation
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Convertible Securities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Convertible Securities. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Convertible Securities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment:1987 Assistant Treasurer of Convertible Securities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Convertible Securities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Convertible Securities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Convertible Securities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 10%, 24%, 24%, and 24% of the dividends distributed in December, March, June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of .14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	6,036,802,006.37	85.711
Against	372,800,290.37	5.293
Abstain	367,781,924.48	5.222
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	5,761,580,182.74	81.803
Against	967,021,696.76	13.730
Abstain	314,625,927.07	4.467
TOTAL	7,043,227,806.57	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	5,989,131,741.38	85.034
Against	458,953,163.14	6.516
Abstain	329,299,316.70	4.676
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	5,782,824,664.22	82.105
Against	626,312,711.31	8.892
Abstain	368,246,845.69	5.229
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.00
PROPOSAL 5
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	6,607,278,038.95	93.810
Withheld	435,949,767.62	6.190
TOTAL	7,043,227,806.57	100.00
Ralph F. Cox
Affirmative	6,588,495,351.12	93.544
Withheld	454,732,455.45	6.456
TOTAL	7,043,227,806.57	100.00
Phyllis Burke Davis
Affirmative	6,592,561,222.11	93.601
Withheld	450,666,584.46	6.399
TOTAL	7,043,227,806.57	100.00
Robert M. Gates
Affirmative	6,601,358,320.09	93.726
Withheld	441,869,486.48	6.274
TOTAL	7,043,227,806.57	100.00
Abigail P. Johnson
Affirmative	6,592,365,841.50	93.599
Withheld	450,861,965.07	6.401
TOTAL	7,043,227,806.57	100.00
*Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Edward C. Johnson 3d
Affirmative	6,588,939,378.15	93.550
Withheld	454,288,428.42	6.450
TOTAL	7,043,227,806.57	100.00
Donald J. Kirk
Affirmative	6,609,400,776.94	93.841
Withheld	433,827,029.63	6.159
TOTAL	7,043,227,806.57	100.00
Marie L. Knowles
Affirmative	6,615,089,848.25	93.921
Withheld	428,137,958.32	6.079
TOTAL	7,043,227,806.57	100.00
Ned C. Lautenbach
Affirmative	6,615,954,211.44	93.934
Withheld	427,273,595.13	6.066
TOTAL	7,043,227,806.57	100.00
Peter S. Lynch
Affirmative	6,617,050,863.00	93.949
Withheld	426,176,943.57	6.051
TOTAL	7,043,227,806.57	100.00
Marvin L. Mann
Affirmative	6,607,157,421.40	93.809
Withheld	436,070,385.17	6.191
TOTAL	7,043,227,806.57	100.00
William O. McCoy
Affirmative	6,607,756,747.61	93.817
Withheld	435,471,058.96	6.183
TOTAL	7,043,227,806.57	100.00
William S. Stavropoulos
Affirmative	6,584,991,166.00	93.494
Withheld	458,236,640.57	6.506
TOTAL	7,043,227,806.57	100.00
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.
	# of Votes	% of Votes
Affirmative	548,186,420.33	81.238
Against	51,676,899.79	7.658
Abstain	41,171,494.08	6.102
Broker Non-Votes	33,755,501.08	5.002
TOTAL	674,790,315.28	100.00
PROPOSAL 7
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.
	# of Votes	% of Votes
Affirmative	550,306,893.06	81.552
Against	50,060,136.58	7.419
Abstain	40,667,784.56	6.027
Broker Non-Votes	33,755,501.08	5.002
TOTAL	674,790,315.28	100.00
PROPOSAL 8
To eliminate a fundamental investment policy of the fund.
	# of Votes	% of Votes
Affirmative	493,464,379.31	73.129
Against	106,765,675.18	15.822
Abstain	40,804,759.71	6.047
Broker Non-Votes	33,755,501.08	5.002
TOTAL	674,790,315.28	100.00
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	519,180,149.09	76.939
Against	79,527,660.70	11.786
Abstain	42,327,004.41	6.273
Broker Non-Votes	33,755,501.08	5.002
TOTAL	674,790,315.28	100.00
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	514,220,060.42	76.204
Against	85,485,895.34	12.669
Abstain	41,328,858.44	6.125
Broker Non-Votes	33,755,501.08	5.002
TOTAL	674,790,315.28	100.00
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning concentration.
	# of Votes	% of Votes
Affirmative	520,524,134.94	77.139
Against	78,545,267.52	11.640
Abstain	41,965,411.74	6.219
Broker Non-Votes	33,755,501.08	5.002
TOTAL	674,790,315.28	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
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Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

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Annual Report

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Annual Report

To Write Fidelity

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General Correspondence

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Annual Report

Annual Report

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Fidelity®

Equity-Income II

Fund

Annual Report

November 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Footnotes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income II	-7.08%	19.57%	178.33%
Russell 3000® Value Index	-9.01%	14.22%	197.25%
Equity Income Objective Funds Average	-12.21%	6.41%	136.61%
Equity Income Classification Funds Average	-11.70%	6.56%	136.36%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled companies. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income II	-7.08%	3.64%	10.78%
Russell 3000 Value Index	-9.01%	2.69%	11.51%
Equity Income Objective Funds Average	-12.21%	1.05%	8.83%
Equity Income Classification Funds Average	-11.70%	1.08%	8.81%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income II Fund on November 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000 Value Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

U.S. equity markets enjoyed an eight-week winning streak to close the 12-month period ending November 30, 2002. Ironically, the one-year period ended just as it began - with two relatively strong months assisted by an easing of interest rates by the Federal Reserve Board. The eight months in between, however, were a nightmare. A plethora of corporate accounting scandals, concerns about the possibility of a double-dip recession, and rampant fears of further terrorist attacks and a new war with Iraq ravaged a market that was still contending with the "irrational exuberance" of the late 1990s. By early October 2002, most major equity benchmarks found themselves at five- to six-year lows. Somehow, throughout all of this, American consumers remained stalwart, and their spending helped alleviate some of the burden on the U.S. economy. As signs of economic growth began to appear in the fall, along with the 12th straight cut in interest rates by the Fed, the stock market ended the period with promising upward momentum. For the year overall, however, the large-cap oriented Standard & Poor's 500SM Index dropped 16.51%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 23.12%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 7.82%.

(Portfolio Manager photograph)
An interview with Steve DuFour, Portfolio Manager of Fidelity Equity-Income II Fund

Q. How did the fund perform, Steve?

A. For the year ending November 30, 2002, the fund was down 7.08%, while the Russell 3000 Value Index and the Lipper Inc. equity income objective funds average fell 9.01% and 12.21%, respectively.

Q. Why did the fund outperform its benchmarks during the past year?

A. The most significant reason was that the fund owned a group of better-performing energy stocks. My decision to focus on energy services stocks such as Burlington Resources, which did quite well, as opposed to large, integrated oil companies that generally performed worse, was particularly helpful. Collectively, the fund's energy holdings outperformed those included in the index by 13 percentage points. Another important factor was significantly underweighting utilities stocks, which fell nearly 25% as a group. Many utility companies had diversified their operations into unregulated businesses such as energy trading, which increased the volatility of their earnings. A number of these companies were hurt by lower electricity prices and balance sheet problems. As a result, the sector was not as stable and risk-free as investors previously thought.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. In your report six months ago, you said the fund's emphasis on economically sensitive stocks remained intact. Has your strategy changed since then?

A. Nothing changed with regard to my conviction. I continued to believe that being overweighted in several areas likely to benefit most from an uptick in domestic economic growth - such as technology, diversified financials, industrial machinery, media and transportation - would be to the fund's advantage.

Q. Why did the fund become much more concentrated?

A. During September's equity market sell-off, a number of companies missed their quarterly earnings targets and their stocks were unduly punished. I used this widespread weakness to scrub the portfolio and re-evaluate the level of my conviction in each holding. As such, I eliminated some stocks in which I felt less confident about their corporate profit outlooks. Additionally, the valuation gap between large-cap stocks and smaller-cap stocks increased, and I added to some existing large-cap positions, such as industrial conglomerate General Electric, I felt were oversold. These moves helped lift the fund's performance during the market's October-November rally.

Q. Any other notable moves?

A. I significantly reduced the fund's exposure to defensive-oriented consumer staples, such as Procter & Gamble, Coca-Cola and Dean Foods, to lock in profits. I redeployed those assets into stocks with greater economic sensitivity, such as the technology hardware and equipment industry, where I increased our positions in a basket of semiconductor and PC-related companies whose valuations were more attractive. Although this strategy had yet to measurably influence fund performance, I believe it's likely that a PC-upgrade cycle could gain momentum in the corporate world, should the economy improve. In selecting stocks, I took notice of those companies, such as semiconductor manufacturer Analog Devices, that had a commanding market share position, strong growth prospects and a healthy financial condition.

Q. What holdings performed well? Which disappointed?

A. Two industrials, Illinois Tool Works and Caterpillar, performed well after the government reported industrial production data that was viewed as positive. On the down side, J.P. Morgan Chase and Charles Schwab were hurt by declining brokerage trading volumes. I also was early in owning Qwest Communications, another detractor that I eliminated from the fund, as I underestimated the magnitude of its revenue and financial liquidity problems.

Q. What's your outlook, Steve?

A. There were signs at the end of the period that business was improving in several industries. Some brokerage companies had an uptick in trading volume. A few media companies reported higher advertising revenue. Industrial machinery companies had slightly higher orders for equipment, and railroad traffic has been steady. For these reasons, I remain encouraged that the economy will rebound and, as earnings improve, stocks should follow suit.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: reasonable income; the fund also considers the potential for capital appreciation

Fund number: 319

Trading symbol: FEQTX

Start date: August 21, 1990

Size: as of November 30, 2002, more than $10.1 billion

Manager: Steve DuFour, since 2000; manager, Fidelity Balanced Fund, 1997-2000; Fidelity Convertible Securities Fund, January 1997-July 1997; several Fidelity Select Portfolios, 1993-1997; joined Fidelity in 1992

3

Steve DuFour elaborates on the fund's positioning:

"About 18 months ago I began positioning this fund for an economic recovery that, quite frankly, has taken longer to occur than I expected. In positioning the fund in this manner, I moved more assets into stocks of companies within certain industries - such as technology hardware, brokerage and investment banking, industrial machinery and media - that historically have benefited from a growing economy. This strategy hasn't yet paid off in absolute terms as I expected. However, the fund has performed comparably to its benchmark and Lipper peer group, thanks in part to decent stock picking, which has compensated for being overweighted in some of these poorer-performing, economically sensitive industries.

"I'm encouraged, however, by what's transpired during the past few months. The equity markets rallied sharply in October, and generally continued performing well during November. During this brief time period, the fund performed as I had hoped it would amid a more positive market environment, posting strong returns relative to its index and peer group average."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Charles Schwab Corp.	4.8	4.9
American International Group, Inc.	4.2	2.5
BellSouth Corp.	4.2	4.6
Schlumberger Ltd. (NY Shares)	4.0	3.4
Merck & Co., Inc.	3.7	0.1
Morgan Stanley	3.6	2.6
AOL Time Warner, Inc.	3.0	1.3
Analog Devices, Inc.	3.0	3.0
General Electric Co.	2.8	1.2
Verizon Communications, Inc.	2.4	0.0
	35.7
Top Five Market Sectors as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	32.3	31.1
Industrials	16.2	9.9
Information Technology	11.0	13.2
Consumer Discretionary	9.5	9.2
Energy	8.1	9.0
Asset Allocation (% of fund's net assets)
As of November 30, 2002 *		As of May 31, 2002 **
	Stocks 92.3%		Stocks 91.7%
	Convertible Securities 2.6%		Convertible Securities 7.3%
	Short-Term Investments and Net Other Assets 5.1%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	4.5%	** Foreign investments	4.3%

Annual Report

Investments November 30, 2002

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.5%
Hotels, Restaurants & Leisure - 0.1%
MGM Mirage, Inc. (a)	216,800	$ 7,339
Media - 8.2%
AOL Time Warner, Inc. (a)	18,712,800	306,329
Belo Corp. Series A	2,560,800	59,385
Comcast Corp. Class A (special) (a)	8,491,800	193,613
Cox Communications, Inc. Class A (a)	2,196,700	66,516
Dow Jones & Co., Inc.	217,900	9,032
E.W. Scripps Co. Class A	1,478,900	117,247
Walt Disney Co.	2,206,200	43,727
Washington Post Co. Class B	50,950	36,888
		832,737
Multiline Retail - 0.2%
Federated Department Stores, Inc. (a)	196,200	6,412
Nordstrom, Inc.	452,100	9,042
Target Corp.	150,600	5,238
		20,692
Specialty Retail - 0.3%
Sherwin-Williams Co.	955,800	27,556
Textiles Apparel & Luxury Goods - 0.7%
NIKE, Inc. Class B	1,743,100	78,056
TOTAL CONSUMER DISCRETIONARY		966,380
CONSUMER STAPLES - 2.3%
Beverages - 0.0%
The Coca-Cola Co.	76,800	3,505
Food Products - 2.1%
ConAgra Foods, Inc.	1,428,100	34,803
Dean Foods Co. (a)	873,000	32,432
Hershey Foods Corp.	271,400	17,475
McCormick & Co., Inc. (non-vtg.)	3,320,300	78,990
Sensient Technologies Corp.	702,100	17,251
Tyson Foods, Inc. Class A	3,070,500	36,232
		217,183
Household Products - 0.1%
Procter & Gamble Co.	127,200	10,685
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.1%
Loews Corp. - Carolina Group	261,120	$ 4,833
TOTAL CONSUMER STAPLES		236,206
ENERGY - 8.1%
Energy Equipment & Services - 4.3%
Diamond Offshore Drilling, Inc.	1,308,200	29,356
Schlumberger Ltd. (NY Shares)	9,190,100	406,662
		436,018
Oil & Gas - 3.8%
Burlington Resources, Inc.	5,007,100	210,899
EOG Resources, Inc.	1,938,800	75,167
Exxon Mobil Corp.	607,582	21,144
Occidental Petroleum Corp.	2,878,800	80,175
		387,385
TOTAL ENERGY		823,403
FINANCIALS - 31.9%
Banks - 6.1%
Bank of America Corp.	2,605,700	182,607
Bank of New York Co., Inc.	3,189,400	96,798
Golden West Financial Corp., Delaware	172,100	11,909
Mellon Financial Corp.	4,242,800	127,496
Northern Trust Corp.	2,955,900	114,393
Wachovia Corp.	1,876,557	65,961
Wells Fargo & Co.	463,700	21,428
		620,592
Diversified Financials - 16.3%
American Express Co.	821,500	31,981
Charles Schwab Corp.	42,392,940	489,212
Citigroup, Inc.	4,607,341	179,133
Fannie Mae	3,287,800	207,296
Goldman Sachs Group, Inc.	990,900	78,152
J.P. Morgan Chase & Co.	1,837,206	46,242
Lehman Brothers Holdings, Inc.	1,244,000	76,382
Merrill Lynch & Co., Inc.	2,158,900	93,912
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Morgan Stanley	8,045,493	$ 363,978
State Street Corp.	1,955,000	87,975
		1,654,263
Insurance - 7.3%
ACE Ltd.	1,650,400	56,279
Allstate Corp.	3,803,400	148,447
American International Group, Inc.	6,488,900	422,752
Hartford Financial Services Group, Inc.	1,665,100	81,690
Old Republic International Corp.	545,700	16,327
The Chubb Corp.	340,400	19,947
		745,442
Real Estate - 2.2%
Alexandria Real Estate Equities, Inc.	259,100	10,569
Duke Realty Corp.	2,807,600	70,190
Equity Office Properties Trust	3,151,700	81,030
ProLogis Trust	2,436,178	59,881
		221,670
TOTAL FINANCIALS		3,241,967
HEALTH CARE - 5.2%
Health Care Equipment & Supplies - 0.2%
Bausch & Lomb, Inc.	544,300	20,542
Pharmaceuticals - 5.0%
Merck & Co., Inc.	6,236,500	370,510
Pfizer, Inc.	4,325,500	136,426
		506,936
TOTAL HEALTH CARE		527,478
INDUSTRIALS - 16.2%
Aerospace & Defense - 0.6%
Boeing Co.	396,100	13,467
Lockheed Martin Corp.	950,540	49,618
		63,085
Air Freight & Logistics - 0.0%
Ryder System, Inc.	48,900	1,125
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	1,338,870	$ 86,277
Paychex, Inc.	1,658,000	48,414
		134,691
Electrical Equipment - 0.9%
Emerson Electric Co.	1,585,300	82,673
Hubbell, Inc. Class B	221,400	7,957
		90,630
Industrial Conglomerates - 2.8%
General Electric Co.	10,469,140	283,714
Machinery - 6.5%
Caterpillar, Inc.	3,284,000	163,872
Eaton Corp.	3,171,200	240,599
Illinois Tool Works, Inc.	2,662,300	181,010
PACCAR, Inc.	1,529,200	74,931
		660,412
Road & Rail - 4.0%
Knight Transportation, Inc. (a)	539,469	10,671
Norfolk Southern Corp.	5,822,600	114,880
Union Pacific Corp.	3,539,100	204,914
Werner Enterprises, Inc.. (c)	3,512,266	77,516
		407,981
TOTAL INDUSTRIALS		1,641,638
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	1,264,700	18,869
Motorola, Inc.	5,310,600	60,435
Scientific-Atlanta, Inc.	836,300	11,374
		90,678
Computers & Peripherals - 0.6%
EMC Corp. (a)	3,377,200	24,485
International Business Machines Corp.	380,200	33,115
		57,600
Electronic Equipment & Instruments - 0.4%
Jabil Circuit, Inc. (a)	2,028,600	43,513
IT Consulting & Services - 0.5%
Unisys Corp. (a)	4,495,900	50,354
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 6.3%
Analog Devices, Inc. (a)	9,935,900	$ 304,933
Applied Materials, Inc. (a)	3,126,400	53,305
Intel Corp.	1,494,900	31,214
KLA-Tencor Corp. (a)	1,099,200	48,552
LAM Research Corp. (a)	936,200	15,204
Micron Technology, Inc. (a)	4,638,500	73,335
Novellus Systems, Inc. (a)	864,700	31,380
Texas Instruments, Inc.	3,725,000	74,910
Xilinx, Inc. (a)	295,000	7,269
		640,102
Software - 0.8%
Adobe Systems, Inc.	1,671,800	49,368
BEA Systems, Inc. (a)	1,035,200	11,428
Oracle Corp. (a)	1,560,500	18,960
		79,756
TOTAL INFORMATION TECHNOLOGY		962,003
MATERIALS - 2.7%
Chemicals - 1.1%
Albemarle Corp.	157,700	4,912
E.I. du Pont de Nemours & Co.	1,253,400	55,927
Ferro Corp.	1,438,200	34,244
Praxair, Inc.	340,600	20,095
		115,178
Metals & Mining - 1.6%
Alcoa, Inc.	5,081,900	129,843
Newmont Mining Corp. Holding Co.	1,272,800	29,796
		159,639
TOTAL MATERIALS		274,817
TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 6.6%
BellSouth Corp.	15,198,750	422,525
Verizon Communications, Inc.	5,966,300	249,869
		672,394
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.3%
Electric Utilities - 0.3%
Great Plains Energy, Inc.	660,200	$ 14,848
Wisconsin Energy Corp.	595,200	13,696
		28,544
TOTAL COMMON STOCKS (Cost $9,098,900)		9,374,830
Convertible Preferred Stocks - 1.9%

FINANCIALS - 0.1%
Diversified Financials - 0.1%
Suiza Capital Trust II $2.75	206,800	10,960
INFORMATION TECHNOLOGY - 1.2%
Communications Equipment - 1.2%
Motorola, Inc. $3.50	3,103,100	117,241
UTILITIES - 0.6%
Electric Utilities - 0.0%
Cinergy Corp. $4.75 PRIDES	4,800	257
Gas Utilities - 0.6%
KeySpan Corp. $4.375 MEDS	1,292,200	64,274
TOTAL UTILITIES		64,531
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $228,498)		192,732
Convertible Bonds - 0.7%
	Principal Amount (000s)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
E*TRADE Group, Inc. 6% 2/1/07	$ 37,560	27,043
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Millennium Pharmaceuticals, Inc. 5.5% 1/15/07	15,280	12,333
INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment & Instruments - 0.3%
SCI Systems, Inc. 3% 3/15/07	48,295	29,950
TOTAL CONVERTIBLE BONDS (Cost $82,572)		69,326
Money Market Funds - 5.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.47% (b)	519,675,826	$ 519,676
Fidelity Securities Lending Cash Central Fund, 1.45% (b)	10,936,029	10,936
TOTAL MONEY MARKET FUNDS (Cost $530,612)		530,612
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $9,940,582)		10,167,500
NET OTHER ASSETS - (0.1)%		(11,627)
NET ASSETS - 100%		$ 10,155,873
Security Type Abbreviations
MEDS	-	Mandatorily Exchangeable Debt Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $14,197,509,000 and $14,746,842,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $744,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,810,000. The weighted average interest rate was 1.81%. At period end there were no interfund loans outstanding.

Income Tax Information
The fund hereby designates approximately $481,739,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 2002, the fund had a capital loss carryforward of approximately $614,477,000 all of which will expire on November 30, 2010.
The fund intends to elect to defer to its fiscal year ending November 30, 2003 approximately $192,413,000 of losses recognized during the period November 1, 2002 to November 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2002

Assets
Investment in securities, at value (including securities loaned of $10,528) (cost $9,940,582) - See accompanying schedule		$ 10,167,500
Receivable for investments sold		43,729
Receivable for fund shares sold		6,090
Dividends receivable		7,084
Interest receivable		1,939
Other receivables		904
Total assets		10,227,246

Liabilities
Payable for investments purchased	$ 45,843
Payable for fund shares redeemed	10,307
Accrued management fee	3,952
Other payables and accrued expenses	335
Collateral on securities loaned, at value	10,936
Total liabilities		71,373

Net Assets		$ 10,155,873
Net Assets consist of:
Paid in capital		$ 10,771,201
Undistributed net investment income		23,665
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(865,925)
Net unrealized appreciation (depreciation) on investments		226,932
Net Assets, for 542,393 shares outstanding		$ 10,155,873
Net Asset Value, offering price and redemption price per share ($10,155,873 ÷ 542,393 shares)		$ 18.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2002

Investment Income
Dividends		$ 176,045
Interest		30,939
Security lending		217
Total income		207,201

Expenses
Management fee	$ 52,733
Transfer agent fees	21,640
Accounting and security lending fees	926
Non-interested trustees' compensation	59
Custodian fees and expenses	132
Registration fees	72
Audit	84
Legal	79
Miscellaneous	779
Total expenses before reductions	76,504
Expense reductions	(7,397)	69,107
Net investment income (loss)		138,094
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(816,556)
Foreign currency transactions	(73)
Futures contracts	4,039
Total net realized gain (loss)		(812,590)
Change in net unrealized appreciation (depreciation) on: Investment securities	(170,006)
Assets and liabilities in foreign currencies	20
Futures contracts	(22,117)
Total change in net unrealized appreciation (depreciation)		(192,103)
Net gain (loss)		(1,004,693)
Net increase (decrease) in net assets resulting from operations		$ (866,599)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 138,094	$ 193,843
Net realized gain (loss)	(812,590)	470,146
Change in net unrealized appreciation (depreciation)	(192,103)	(1,237,752)
Net increase (decrease) in net assets resulting from operations	(866,599)	(573,763)
Distributions to shareholders from net investment income	(130,488)	(215,287)
Distributions to shareholders from net realized gain	(483,185)	(2,478,041)
Total distributions	(613,673)	(2,693,328)
Share transactions Net proceeds from sales of shares	1,021,592	1,333,130
Reinvestment of distributions	582,605	2,538,680
Cost of shares redeemed	(1,997,487)	(1,975,959)
Net increase (decrease) in net assets resulting from share transactions	(393,290)	1,895,851
Total increase (decrease) in net assets	(1,873,562)	(1,371,240)

Net Assets
Beginning of period	12,029,435	13,400,675
End of period (including undistributed net investment income of $23,665 and undistributed net investment income of $23,276, respectively)	$ 10,155,873	$ 12,029,435
Other Information Shares
Sold	52,428	58,812
Issued in reinvestment of distributions	28,094	109,446
Redeemed	(105,330)	(88,539)
Net increase (decrease)	(24,808)	79,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 21.21	$ 27.49	$ 30.34	$ 30.73	$ 28.81
Income from Investment Operations
Net investment income (loss) B	.24 D	.34	.40	.37	.35
Net realized and unrealized gain (loss)	(1.65) D	(1.15)	.50	2.01	4.84
Total from investment operations	(1.41)	(.81)	.90	2.38	5.19
Distributions from net investment income	(.23)	(.39)	(.40)	(.35)	(.33)
Distributions from net realized gain	(.85)	(5.08)	(3.35)	(2.42)	(2.94)
Total distributions	(1.08)	(5.47)	(3.75)	(2.77)	(3.27)
Net asset value, end of period	$ 18.72	$ 21.21	$ 27.49	$ 30.34	$ 30.73
Total Return A	(7.08)%	(4.33)%	3.50%	8.25%	20.05%
Ratios to Average Net Assets C
Expenses before expense reductions	.70%	.67%	.67%	.66%	.68%
Expenses net of voluntary waivers, if any	.70%	.67%	.67%	.66%	.68%
Expenses net of all reductions	.63%	.62%	.63%	.64%	.66%
Net investment income (loss)	1.26% D	1.49%	1.47%	1.19%	1.20%
Supplemental Data
Net assets, end of period (in millions)	$ 10,156	$ 12,029	$ 13,401	$ 18,184	$ 18,606
Portfolio turnover rate	135%	136%	151%	71%	62%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.01 and decrease net realized and unrealized gain (loss) per share by $.01. Without this change the ratio of net investment income (loss) to average net assets would have been 1.19%. Per share data and ratios for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Equity-Income II Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, market discount, contingent interest, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 979,611	|
Unrealized depreciation	(809,037)
Net unrealized appreciation (depreciation)	170,574
Undistributed ordinary income	20,988
Capital loss carryforward	(614,477)
Total Distributable earnings	$ (422,915)
Cost for federal income tax purposes	$ 9,996,926

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 131,934	|
Long-term Capital Gains	481,739
Total	$ 613,673

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $8,778 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

The effect of this change during the period, was to increase net investment income (loss) by $7,697; decrease net unrealized appreciation/ depreciation by $2,968; and decrease net realized gain (loss) by $4,729. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,834 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $7,293 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $10 and $94, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Werner Enterprises Inc.	$ 6,518	$ -	$ -	$ 77,516

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Equity-Income II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income II Fund (a fund of Fidelity Financial Trust) at November 30, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income II Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 7, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1982

Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Equity-Income II (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business) and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of Lucas Varity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Equity-Income II. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen M. Dufour (36)
Year of Election or Appointment: 2000 Vice President of Equity-Income II and other funds managed by FMR. Prior to assuming his current responsibilities, Mr. DuFour managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Equity-Income II. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Equity-Income II. She also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Equity-Income II. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Equity-Income II. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Equity-Income II. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Equity-Income II. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Equity-Income II. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 0.86% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 99%, 100%, 100%, and 100% of the dividends distributed in December 2001, March 2002, June 2002, September 2002, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	6,036,802,006.37	85.711
Against	372,800,290.37	5.293
Abstain	367,781,924.48	5.222
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	5,761,580,182.74	81.803
Against	967,021,696.76	13.730
Abstain	314,625,927.07	4.467
TOTAL	7,043,227,806.57	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	5,989,131,741.38	85.034
Against	458,953,163.14	6.516
Abstain	329,299,316.70	4.676
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	5,782,824,664.22	82.105
Against	626,312,711.31	8.892
Abstain	368,246,845.69	5.229
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.000
PROPOSAL 5
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	6,607,278,038.95	93.810
Withheld	435,949,767.62	6.190
TOTAL	7,043,227,806.57	100.000
Ralph F. Cox
Affirmative	6,588,495,351.12	93.544
Withheld	454,732,455.45	6.456
TOTAL	7,043,227,806.57	100.000
Phyllis Burke Davis
Affirmative	6,592,561,222.11	93.601
Withheld	450,666,584.46	6.399
TOTAL	7,043,227,806.57	100.000
Robert M. Gates
Affirmative	6,601,358,320.09	93.726
Withheld	441,869,486.48	6.274
TOTAL	7,043,227,806.57	100.000
Abigail P. Johnson
Affirmative	6,592,365,841.50	93.599
Withheld	450,861,965.07	6.401
TOTAL	7,043,227,806.57	100.000
Edward C. Johnson 3d
Affirmative	6,588,939,378.15	93.550
Withheld	454,288,428.42	6.450
TOTAL	7,043,227,806.57	100.000
	# of Votes	% of Votes
Donald J. Kirk
Affirmative	6,609,400,776.94	93.841
Withheld	433,827,029.63	6.159
TOTAL	7,043,227,806.57	100.000
Marie L. Knowles
Affirmative	6,615,089,848.25	93.921
Withheld	428,137,958.32	6.079
TOTAL	7,043,227,806.57	100.000
Ned C. Lautenbach
Affirmative	6,615,954,211.44	93.934
Withheld	427,273,595.13	6.066
TOTAL	7,043,227,806.57	100.000
Peter S. Lynch
Affirmative	6,617,050,863.00	93.949
Withheld	426,176,943.57	6.051
TOTAL	7,043,227,806.57	100.000
Marvin L. Mann
Affirmative	6,607,157,421.40	93.809
Withheld	436,070,385.17	6.191
TOTAL	7,043,227,806.57	100.000
William O. McCoy
Affirmative	6,607,756,747.61	93.817
Withheld	435,471,058.96	6.183
TOTAL	7,043,227,806.57	100.000
William S. Stavropoulos
Affirmative	6,584,991,166.00	93.494
Withheld	458,236,640.57	6.506
TOTAL	7,043,227,806.57	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.
	# of Votes	% of Votes
Affirmative	3,576,283,618.04	82.412
Against	303,503,973.87	6.994
Abstain	276,841,015.43	6.379
Broker Non-Votes	182,894,183.67	4.215
TOTAL	4,339,522,791.01	100.000
PROPOSAL 7
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.
	# of Votes	% of Votes
Affirmative	3,591,725,666.26	82.768
Against	290,861,683.14	6.702
Abstain	274,041,257.94	6.315
Broker Non-Votes	182,894,183.67	4.215
TOTAL	4,339,522,791.01	100.000
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	3,524,806,458.55	81.226
Against	364,013,055.33	8.388
Abstain	267,809,093.46	6.171
Broker Non-Votes	182,894,183.67	4.215
TOTAL	4,339,522,791.01	100.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	3,487,172,898.57	80.358
Against	397,980,952.30	9.172
Abstain	271,474,756.47	6.255
Broker Non-Votes	182,894,183.67	4.215
TOTAL	4,339,522,791.01	100.000
*Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity ® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

EII-ANN-0103 336415
1.539196.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Independence

Fund

Annual Report

November 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Stock market gains in October and November kindled hopes for a strong close to the year. But even with December historically the best month for the Dow industrials, according to a recent study, most equity indexes had double-digit losses for 2002 through November, and avoiding a third straight year of declines seemed unlikely. Although recent fixed-income performance was tarnished by the stock market rebound, most bond categories were up 7%-9% year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Independence	-11.57%	29.86%	157.97%
S&P 500 ®	-16.51%	4.94%	162.77%
Capital Appreciation Funds Average	-14.55%	8.07%	130.71%
Multi-Cap Core Funds Average	-15.92%	5.61%	141.51%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Independence	-11.57%	5.36%	9.94%
S&P 500	-16.51%	0.97%	10.14%
Capital Appreciation Funds Average	-14.55%	0.72%	7.69%
Multi-Cap Core Funds Average	-15.92%	0.69%	8.85%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Independence Fund on November 30, 1992. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

U.S. equity markets enjoyed an eight-week winning streak to close the 12-month period ending November 30, 2002. Ironically, the one-year period ended just as it began - with two relatively strong months assisted by an easing of interest rates by the Federal Reserve Board. The eight months in between, however, were a nightmare. A plethora of corporate accounting scandals, concerns about the possibility of a double-dip recession, and rampant fears of further terrorist attacks and a new war with Iraq ravaged a market that was still contending with the "irrational exuberance" of the late 1990s. By early October 2002, most major equity benchmarks found themselves at five- to six-year lows. Somehow, throughout all of this, American consumers remained stalwart, and their spending helped alleviate some of the burden on the U.S. economy. As signs of economic growth began to appear in the fall, along with the 12th straight cut in interest rates by the Fed, the stock market ended the period with promising upward momentum. For the year overall, however, the large-cap oriented Standard & Poor's 500SM Index dropped 16.51%; the technology- and telecommunications-dominated NASDAQ Composite® Index retreated 23.12%; and the Dow Jones Industrial AverageSM - the venerable proxy of blue-chip stock performance - slid 7.78%.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Independence Fund

Q. How did the fund perform, Fergus?

A. For the 12-month period that ended November 30, 2002, the fund was down 11.57%. In comparison, the Standard & Poor's 500 Index and the capital appreciation funds average tracked by Lipper Inc. fell 16.51% and 14.55%, respectively.

Q. What factors helped the fund outperform its index?

A. Relatively good stock picking in the technology sector was the major factor. Early in the period, I significantly reduced the fund's technology exposure, concluding that few investors were comfortable owning networking, communications equipment and infrastructure software companies due to the sharp downturn in corporate information technology spending. This strategy was helpful, as these areas of technology generally continued to perform poorly. Meanwhile, I was attracted to some tech companies, such as Xerox and Motorola, that were taking new steps to turn their businesses around. These stocks performed quite well and helped the fund's technology holdings outperform those in the index by 24 percentage points. Being underweighted in poor-performing telecommunication services stocks also contributed.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. The fund's largest industry weighting was tobacco. How did these stocks do?

A. My positioning worked very well during the first half of the period. However, a series of unfavorable revelations that began in late summer weighed heavily on the group thereafter, and this weakness more than offset the fund's earlier gains. Philip Morris, RJ Reynolds and UST faced several problems that came to light: among them, product pricing being pushed too high, too fast; large increases in state taxes eroding demand; and competition growing from independent producers. The acknowledgement of those competitive issues by some firms sent shares of the entire group reeling. I subsequently decided to reduce the fund's tobacco holdings because I couldn't justify keeping such a high exposure to them given their weaker fundamentals. Additionally, many other compelling investment opportunities were available at this time. However, I still maintained holdings in these companies - though smaller than before - because they still had strong cash flows, single-digit price-to-earnings multiples and average yields of about 6.0%. That's a pretty attractive piece of paper.

Q. What else did you pursue?

A. I felt the indiscriminate equity market sell-off in September was driven by an overstated level of investor fear that was primarily fueled by tight corporate lending practices by banks. I used the market's weakness to reposition the portfolio, increasing its exposure to stocks I felt were oversold, particularly in cyclical industries such as industrials, brokerage and technology that historically move higher on expectations of an economic recovery. Tweaking the portfolio in this direction - with stocks such as Nextel Communications and Micron Technology that performed well - had a positive influence on the fund during the market's rally in October and November.

Q. What stocks disappointed?

A. I significantly reduced the fund's exposure to hospital and health insurance stocks because I believed that a pro-business Republican majority in the federal government could be inclined to limit price increases for these businesses, thereby benefiting these businesses' innumerable corporate customers. Further, allegations that Tenet Healthcare may have overbilled the government to treat Medicare patients brought into question the earnings of hospital stocks. Led by a sharp decline in Tenet, which I sold off entirely, our collective holdings in these two groups detracted from the fund's performance. Among other disappointments, the market reacted unfavorably to satellite TV company EchoStar's attempt to merge with a competitor.

Q. What's your outlook?

A. I'm cautiously optimistic. We recently saw a positive twitch in the sluggish economy based on several factors. Spreads narrowed between government bonds and high-yield bonds, suggesting lenders were more willing to lend to corporate customers. Further, unemployment remained relatively stable, an expected wave of new corporate bankruptcies never materialized, and the hangover of corporate fraud and accounting scandals started to wear off. The economy may muddle along and grow at a slow pace, but I believe it's headed in the right direction.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital appreciation

Fund number: 073

Trading symbol: FDFFX

Start date: March 25, 1983

Size: as of November 30, 2002, more than $4.4 billion

Manager: Fergus Shiel, since 1996; manager, Fidelity Fifty and Fidelity Advisor Fifty Fund, since 2002; Fidelity Advisor Dynamic Capital Appreciation Fund, 1998-2002; several other Fidelity funds, 1990-
1996; joined Fidelity in 1989

3

Fergus Shiel on the importance of capital to economic recovery:

"During the past year, one of the stock market's brighter spots was consumer industries. These stocks generally held up well relative to the broader market because, by and large, banks and other institutions didn't curtail their consumer lending practices despite the sluggish economy. Consumers had access to capital via credit cards and a record wave of home mortgage refinancings prompted by historically low interest rates. As a result of these cash portals, sales for several consumer industries - automotive, restaurants and electronic gaming, for instance - were brisk and, subsequently, these stock groups performed relatively well.

"For corporations, though, capital has been scarce. Given the economic slowdown and its negative impact on corporate profitability, banks were far more reluctant to loan money to businesses, many of which were starved for it. Going forward, however, improving sentiment toward the stock market may allow lenders to be more aggressive across the board. Amid the October/November stock market rally, for example, there was some evidence of new lending, which I viewed as an encouraging sign that companies in previously ignored industries may soon have greater flexibility to expand their businesses."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Philip Morris Companies, Inc.	9.0	19.7
RJ Reynolds Tobacco Holdings, Inc.	7.6	12.0
Merrill Lynch & Co., Inc.	4.7	2.7
EchoStar Communications Corp. Class A	4.2	4.1
Xerox Corp.	3.9	2.5
First Data Corp.	3.3	3.6
Morgan Stanley	2.5	1.1
GlobalSantaFe Corp.	2.5	2.2
FleetBoston Financial Corp.	2.0	0.0
UST, Inc.	1.8	1.8
	41.5
Top Five Market Sectors as of November 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.4	11.7
Consumer Staples	19.5	42.0
Consumer Discretionary	16.9	14.1
Industrials	13.4	8.2
Information Technology	12.2	4.1
Asset Allocation (% of fund's net assets)
As of November 30, 2002 *		As of May 31, 2002 **
	Stocks 97.4%		Stocks 93.9%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 6.0%
* Foreign investments	6.5%	** Foreign investments	6.3%

Annual Report

Investments November 30, 2002

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 16.9%
Automobiles - 0.7%
Ford Motor Co.	900,000	$ 10,242
General Motors Corp.	537,300	21,331
		31,573
Hotels, Restaurants & Leisure - 0.3%
Jurys Doyle Hotel Group PLC (United Kingdom)	2,083,028	14,663
Household Durables - 0.3%
Snap-On, Inc.	427,200	12,790
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	950,000	22,183
Leisure Equipment & Products - 1.7%
Hasbro, Inc.	110,300	1,414
Mattel, Inc.	3,503,400	72,240
		73,654
Media - 7.2%
ADVO, Inc. (a)	116,600	3,810
Charter Communications, Inc. Class A (a)	2,297,000	4,686
Cox Communications, Inc. Class A (a)	547,200	16,569
Dow Jones & Co., Inc.	4,800	199
EchoStar Communications Corp. Class A (a)	9,100,000	185,731
Independent News & Media PLC (United Kingdom)	9,668,692	13,913
Liberty Media Corp. Class A (a)	3,258,700	34,412
Walt Disney Co.	3,060,800	60,665
		319,985
Multiline Retail - 0.7%
Arnotts PLC (c)	1,667,488	16,080
Dollar General Corp.	1,300,000	17,199
		33,279
Specialty Retail - 5.2%
Abercrombie & Fitch Co. Class A (a)	150,000	3,731
Bed Bath & Beyond, Inc. (a)	1,934,700	67,115
Carmax, Inc. (a)	1,102,200	21,713
Lowe's Companies, Inc.	750,000	31,125
Office Depot, Inc. (a)	2,818,900	49,923
Officemax, Inc. (a)	456,400	2,720
PETsMART, Inc. (a)	853,900	15,754
Pier 1 Imports, Inc.	1,324,800	25,847
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ross Stores, Inc.	159,400	$ 7,372
Toys 'R' Us, Inc. (a)	300,000	4,083
		229,383
Textiles Apparel & Luxury Goods - 0.3%
Fossil, Inc. (a)	86,300	1,752
Jones Apparel Group, Inc. (a)	250,000	9,200
Liz Claiborne, Inc.	66,600	2,145
		13,097
TOTAL CONSUMER DISCRETIONARY		750,607
CONSUMER STAPLES - 19.5%
Food Products - 0.7%
Fresh Del Monte Produce, Inc.	41,000	939
IAWS Group PLC (Ireland)	4,048,175	31,995
		32,934
Tobacco - 18.8%
Loews Corp. - Carolina Group	1,000,000	18,510
Philip Morris Companies, Inc.	10,631,800	401,024
RJ Reynolds Tobacco Holdings, Inc. (c)	8,700,000	335,820
UST, Inc.	2,450,000	78,890
		834,244
TOTAL CONSUMER STAPLES		867,178
ENERGY - 8.4%
Energy Equipment & Services - 8.4%
BJ Services Co. (a)	2,200,000	73,590
ENSCO International, Inc.	2,150,000	60,157
GlobalSantaFe Corp.	4,293,400	109,997
Nabors Industries Ltd. (a)	820,400	29,042
Rowan Companies, Inc.	1,563,500	33,303
Transocean, Inc.	1,300,000	31,590
Weatherford International Ltd. (a)	850,000	34,289
		371,968
FINANCIALS - 20.4%
Banks - 5.6%
Bank of America Corp.	395,900	27,745
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Bank One Corp.	1,949,500	$ 76,986
FleetBoston Financial Corp.	3,311,100	89,830
Wachovia Corp.	1,550,000	54,483
		249,044
Diversified Financials - 12.7%
American Express Co.	958,900	37,330
Bear Stearns Companies, Inc.	366,900	23,482
Charles Schwab Corp.	4,934,300	56,942
J.P. Morgan Chase & Co.	2,798,300	70,433
LaBranche & Co., Inc. (a)	79,600	2,416
Lehman Brothers Holdings, Inc.	666,800	40,942
Merrill Lynch & Co., Inc.	4,787,500	208,256
Morgan Stanley	2,447,780	110,738
SEI Investments Co.	432,680	13,785
		564,324
Insurance - 2.1%
ACE Ltd.	1,322,700	45,104
Allstate Corp.	594,900	23,219
Everest Re Group Ltd.	150,300	8,702
St. Paul Companies, Inc.	94,300	3,512
XL Capital Ltd. Class A	150,000	12,411
		92,948
TOTAL FINANCIALS		906,316
HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 0.3%
Baxter International, Inc.	300,000	9,597
Becton, Dickinson & Co.	50,000	1,484
		11,081
Health Care Providers & Services - 0.1%
Per-Se Technologies, Inc. warrants 7/8/03 (a)	52,343	1
WebMD Corp. (a)	723,900	6,197
		6,198
Pharmaceuticals - 1.5%
Bristol-Myers Squibb Co.	951,800	25,223
Eli Lilly & Co.	212,600	14,521
Merck & Co., Inc.	142,500	8,466
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	400,000	$ 9,064
Wyeth	300,000	11,529
		68,803
TOTAL HEALTH CARE		86,082
INDUSTRIALS - 13.4%
Aerospace & Defense - 0.6%
Northrop Grumman Corp.	260,000	25,197
Air Freight & Logistics - 0.1%
Airborne, Inc.	322,600	4,623
Airlines - 0.6%
AMR Corp. (a)	570,800	4,418
Ryanair Holdings PLC warrants (UBS Warrant Programme) 2/25/04 (a)	1,587,379	12,151
Southwest Airlines Co.	544,800	9,044
		25,613
Building Products - 0.1%
York International Corp.	148,200	3,717
Commercial Services & Supplies - 4.2%
Corinthian Colleges, Inc. (a)	180,500	7,047
First Data Corp.	4,214,700	145,997
Paychex, Inc.	813,288	23,748
Viad Corp.	395,200	9,022
		185,814
Electrical Equipment - 0.8%
Emerson Electric Co.	520,000	27,118
Rockwell Automation, Inc.	450,000	9,473
		36,591
Industrial Conglomerates - 0.8%
3M Co.	34,500	4,480
Tyco International Ltd.	1,700,000	30,328
		34,808
Machinery - 3.7%
AGCO Corp. (a)	313,600	7,570
Caterpillar, Inc.	500,000	24,950
Deere & Co.	400,000	20,460
Harsco Corp.	135,600	4,191
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Illinois Tool Works, Inc.	462,900	$ 31,473
Ingersoll-Rand Co. Ltd. Class A	850,400	39,288
Navistar International Corp.	418,200	12,906
Parker Hannifin Corp.	553,200	25,829
		166,667
Marine - 0.4%
Irish Continental Group PLC (c)	2,855,200	19,160
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	878,900	22,263
CSX Corp.	586,300	16,211
Norfolk Southern Corp.	1,126,900	22,234
Union Pacific Corp.	233,000	13,491
		74,199
Trading Companies & Distributors - 0.4%
W.W. Grainger, Inc.	342,200	18,404
TOTAL INDUSTRIALS		594,793
INFORMATION TECHNOLOGY - 12.2%
Communications Equipment - 2.8%
Alcatel SA sponsored ADR	1,850,000	10,564
CIENA Corp. (a)	1,041,400	6,925
Cisco Systems, Inc. (a)	800,000	11,936
Juniper Networks, Inc. (a)	2,892,600	28,174
Lucent Technologies, Inc. (a)	1,000,000	1,750
Motorola, Inc.	5,578,400	63,482
Nortel Networks Corp. (a)	1,000,000	1,950
		124,781
Electronic Equipment & Instruments - 0.1%
Sanmina-SCI Corp. (a)	700,000	3,360
Solectron Corp. (a)	500,000	2,310
		5,670
Office Electronics - 3.9%
Xerox Corp. (a)	19,902,300	173,548
Semiconductor Equipment & Products - 4.0%
Advanced Micro Devices, Inc. (a)	2,485,800	21,129
Applied Materials, Inc. (a)	850,000	14,493
Atmel Corp. (a)	911,600	3,200
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Intel Corp.	1,098,718	$ 22,941
KLA-Tencor Corp. (a)	350,000	15,460
LAM Research Corp. (a)	378,300	6,144
Micron Technology, Inc. (a)	2,000,000	31,620
Novellus Systems, Inc. (a)	350,000	12,702
Texas Instruments, Inc.	2,400,000	48,264
		175,953
Software - 1.4%
BEA Systems, Inc. (a)	1,232,100	13,601
Reynolds & Reynolds Co. Class A	1,090,000	29,070
VERITAS Software Corp. (a)	1,000,000	18,180
		60,851
TOTAL INFORMATION TECHNOLOGY		540,803
MATERIALS - 1.0%
Chemicals - 0.7%
PPG Industries, Inc.	665,800	33,343
Metals & Mining - 0.3%
Harmony Gold Mining Co. Ltd. sponsored ADR	500,000	6,420
Newmont Mining Corp. Holding Co.	218,900	5,124
		11,544
TOTAL MATERIALS		44,887
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.8%
Level 3 Communications, Inc. (a)	910,800	5,556
Qwest Communications International, Inc. (a)	15,445,600	74,757
		80,313
Wireless Telecommunication Services - 1.9%
American Tower Corp. Class A (a)	201,500	798
AT&T Wireless Services, Inc. (a)	1,780,300	13,441
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Crown Castle International Corp. (a)	102,100	$ 404
Nextel Communications, Inc. Class A (a)	4,979,300	68,465
		83,108
TOTAL TELECOMMUNICATION SERVICES		163,421
TOTAL COMMON STOCKS (Cost $3,858,933)		4,326,055
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (d)	41,400	41
Procket Networks, Inc. Series C (d)	1,721,344	861
(Cost $17,714)		902
Money Market Funds - 1.9%

Fidelity Cash Central Fund, 1.47% (b)	23,013,747	23,014
Fidelity Securities Lending Cash Central Fund, 1.45% (b)	62,717,600	62,718
TOTAL MONEY MARKET FUNDS (Cost $85,732)		85,732
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $3,962,379)		4,412,689
NET OTHER ASSETS - 0.7%		29,831
NET ASSETS - 100%		$ 4,442,520
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 714
Procket Networks, Inc. Series C	2/9/01	$ 17,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $8,960,588,000 and $9,355,479,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $792,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $902,000 or 0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $18,712,000. The weighted average interest rate was 1.91%. At period end there were no interfund loans outstanding.

Income Tax Information
At November 30, 2002, the fund had a capital loss carryforward of approximately $2,595,388,000 of which $2,050,100,000 and $545,288,000 will expire on November 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2003 approximately $19,316,000 of losses recognized during the period November 1, 2002 to November 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2002

Assets
Investment in securities, at value (including securities loaned of $55,646) (cost $3,962,379) - See accompanying schedule		$ 4,412,689
Receivable for investments sold		187,546
Receivable for fund shares sold		1,410
Dividends receivable		6,150
Interest receivable		236
Other receivables		1,137
Total assets		4,609,168

Liabilities
Payable for investments purchased	$ 95,344
Payable for fund shares redeemed	5,224
Accrued management fee	3,135
Other payables and accrued expenses	227
Collateral on securities loaned, at value	62,718
Total liabilities		166,648

Net Assets		$ 4,442,520
Net Assets consist of:
Paid in capital		$ 6,557,056
Undistributed net investment income		49,135
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,614,097)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		450,426
Net Assets, for 321,230 shares outstanding		$ 4,442,520
Net Asset Value, offering price and redemption price per share ($4,442,520 ÷ 321,230 shares)		$ 13.83

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2002

Investment Income
Dividends (including $35,285 received from affiliated issuers)		$ 112,475
Interest		4,963
Security lending		361
Total income		117,799

Expenses
Management fee Basic fee	$ 28,904
Performance adjustment	13,596
Transfer agent fees	9,378
Accounting and security lending fees	677
Non-interested trustees' compensation	26
Custodian fees and expenses	190
Registration fees	38
Audit	65
Legal	39
Interest	6
Miscellaneous	297
Total expenses before reductions	53,216
Expense reductions	(5,201)	48,015
Net investment income (loss)		69,784
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $35,619 on sales of investments in affiliated issuers)	(385,949)
Foreign currency transactions	47
Total net realized gain (loss)		(385,902)
Change in net unrealized appreciation (depreciation) on: Investment securities	(290,170)
Assets and liabilities in foreign currencies	128
Total change in net unrealized appreciation (depreciation)		(290,042)
Net gain (loss)		(675,944)
Net increase (decrease) in net assets resulting from operations		$ (606,160)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 69,784	$ 62,478
Net realized gain (loss)	(385,902)	(1,973,966)
Change in net unrealized appreciation (depreciation)	(290,042)	130,360
Net increase (decrease) in net assets resulting from operations	(606,160)	(1,781,128)
Distributions to shareholders from net investment income	(68,843)	(25,944)
Distributions to shareholders from net realized gain	-	(1,336,467)
Total distributions	(68,843)	(1,362,411)
Share transactions Net proceeds from sales of shares	624,261	1,245,659
Reinvestment of distributions	68,326	1,356,149
Cost of shares redeemed	(1,057,577)	(1,896,822)
Net increase (decrease) in net assets resulting from share transactions	(364,990)	704,986
Total increase (decrease) in net assets	(1,039,993)	(2,438,553)

Net Assets
Beginning of period	5,482,513	7,921,066
End of period (including undistributed net investment income of $49,135 and undistributed net investment income of $48,147, respectively)	$ 4,442,520	$ 5,482,513
Other Information Shares
Sold	42,115	63,848
Issued in reinvestment of distributions	4,377	61,713
Redeemed	(71,382)	(103,271)
Net increase (decrease)	(24,890)	22,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 15.84	$ 24.46	$ 23.82	$ 21.40	$ 20.47
Income from Investment Operations
Net investment income (loss) B	.21	.17	.05	.05	.13 C
Net realized and unrealized gain (loss)	(2.02)	(4.60)	3.83	5.25	4.34
Total from investment operations	(1.81)	(4.43)	3.88	5.30	4.47
Distributions from net investment income	(.20)	(.08)	(.05)	(.14)	(.13)
Distributions from net realized gain	-	(4.11)	(3.19)	(2.74)	(3.41)
Total distributions	(.20)	(4.19)	(3.24)	(2.88)	(3.54)
Net asset value, end of period	$ 13.83	$ 15.84	$ 24.46	$ 23.82	$ 21.40
Total Return A	(11.57)%	(22.86)%	17.02%	27.93%	27.16%
Ratios to Average Net Assets D
Expenses before expense reductions	1.07%	.97%	.88%	.63%	.62%
Expenses net of voluntary waivers, if any	1.07%	.97%	.88%	.63%	.62%
Expenses net of all reductions	.97%	.92%	.85%	.58%	.57%
Net investment income (loss)	1.41%	.95%	.19%	.25%	.68%
Supplemental Data
Net assets, end of period (in millions)	$ 4,443	$ 5,483	$ 7,921	$ 5,912	$ 4,644
Portfolio turnover rate	191%	187%	249%	310%	266%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $0.03 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Independence Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation	$ 722,423
Unrealized depreciation	(271,390)
Net unrealized appreciation (depreciation)	451,033
Undistributed ordinary income	49,135
Capital loss carryforward	(2,595,388)
Total Distributable earnings	$ (2,095,220)
Cost for federal income tax purposes	$ 3,961,656

The tax character of distributions paid during the year was as follows:

Ordinary Income	$ 68,843

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .86% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,957 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $5,156 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $4 and $41, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Arnotts PLC	$ -	$ -	$ 534	$ 16,080
Irish Continental Group PLC	-	-	480	19,160
RJ Reynolds Tobacco Holdings, Inc.	-	36,664	34,271	335,820
TOTALS	$ -	$ 36,664	$ 35,285	$ 371,060

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Independence Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Independence Fund (a fund of Fidelity Financial Trust) at November 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Independence Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 7, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 269 funds advised by FMR or an affiliate. Mr. McCoy oversees 271 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Independence (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Stabilization Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Independence. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

J. Fergus Shiel (44)

Year of Election or Appointment: 2002

Vice President of Independence. Mr. Shiel also serves as Vice President of other Fidelity funds (2002). Since joining Fidelity Investments in 1989, Mr. Shiel has worked as a research analyst and manager.

Name, Age; Principal Occupation
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Independence. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

President and Treasurer of Independence. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (51)

Year of Election or Appointment: 2002

Chief Financial Officer of Independence. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Independence. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Independence. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Independence. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Independence. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	6,036,802,006.37	85.711
Against	372,800,290.37	5.293
Abstain	367,781,924.48	5.222
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	5,761,580,182.74	81.803
Against	967,021,696.76	13.730
Abstain	314,625,927.07	4.467
TOTAL	7,043,227,806.57	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	5,989,131,741.38	85.034
Against	458,953,163.14	6.516
Abstain	329,299,316.70	4.676
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	5,782,824,664.22	82.105
Against	626,312,711.31	8.892
Abstain	368,246,845.69	5.229
Broker Non-Votes	265,843,585.35	3.774
TOTAL	7,043,227,806.57	100.00
PROPOSAL 5
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	6,607,278,038.95	93.810
Withheld	435,949,767.62	6.190
TOTAL	7,043,227,806.57	100.00
Ralph F. Cox
Affirmative	6,588,495,351.12	93.544
Withheld	454,732,455.45	6.456
TOTAL	7,043,227,806.57	100.00
Phyllis Burke Davis
Affirmative	6,592,561,222.11	93.601
Withheld	450,666,584.46	6.399
TOTAL	7,043,227,806.57	100.00
Robert M. Gates
Affirmative	6,601,358,320.09	93.726
Withheld	441,869,486.48	6.274
TOTAL	7,043,227,806.57	100.00
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	6,592,365,841.50	93.599
Withheld	450,861,965.07	6.401
TOTAL	7,043,227,806.57	100.00
Edward C. Johnson 3d
Affirmative	6,588,939,378.15	93.550
Withheld	454,288,428.42	6.450
TOTAL	7,043,227,806.57	100.00
Donald J. Kirk
Affirmative	6,609,400,776.94	93.841
Withheld	433,827,029.63	6.159
TOTAL	7,043,227,806.57	100.00
Marie L. Knowles
Affirmative	6,615,089,848.25	93.921
Withheld	428,137,958.32	6.079
TOTAL	7,043,227,806.57	100.00
Ned C. Lautenbach
Affirmative	6,615,954,211.44	93.934
Withheld	427,273,595.13	6.066
TOTAL	7,043,227,806.57	100.00
Peter S. Lynch
Affirmative	6,617,050,863.00	93.949
Withheld	426,176,943.57	6.051
TOTAL	7,043,227,806.57	100.00
Marvin L. Mann
Affirmative	6,607,157,421.40	93.809
Withheld	436,070,385.17	6.191
TOTAL	7,043,227,806.57	100.00
William O. McCoy
Affirmative	6,607,756,747.61	93.817
Withheld	435,471,058.96	6.183
TOTAL	7,043,227,806.57	100.00
William S. Stavropoulos
Affirmative	6,584,991,166.00	93.494
Withheld	458,236,640.57	6.506
TOTAL	7,043,227,806.57	100.00
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. for the fund.
	# of Votes	% of Votes
Affirmative	1,714,769,899.61	84.517
Against	152,372,175.17	7.510
Abstain	112,578,724.90	5.548
Broker Non-Votes	49,193,900.60	2.425
TOTAL	2,028,914,700.28	100.00
PROPOSAL 7
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. for the fund.
	# of Votes	% of Votes
Affirmative	1,717,521,585.89	84.652
Against	150,100,513.85	7.398
Abstain	112,098,699.94	5.525
Broker Non-Votes	49,193,900.60	2.425
TOTAL	2,028,914,700.28	100.00
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	1,680,609,447.05	82.833
Against	191,504,432.21	9.439
Abstain	107,606,920.42	5.303
Broker Non-Votes	49,193,900.60	2.425
TOTAL	2,028,914,700.28	100.00
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,670,317,129.13	82.326
Against	201,394,258.97	9.926
Abstain	108,009,411.58	5.323
Broker Non-Votes	49,193,900.60	2.425
TOTAL	2,028,914,700.28	100.00

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Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
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Press

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2   For quotes.*

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4   To review orders and mutual
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5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

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To Write Fidelity

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Making Changes
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(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
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General Correspondence

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For Retirement
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Fidelity Investments
P.O. Box 770001
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Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
2300 Litton Lane - KH2GC
Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

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Fidelity Management & Research Company

Boston, MA

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